Supplemental Agreement No. 6

                                       to

                           Purchase Agreement No. 1770

                                     between

                               The Boeing Company

                                       and

                     International Lease Finance Corporation

                   Relating to Boeing Model 767-300ER Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of the 7th day of April, 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and International Lease Finance Corporation, a company with its principal office in the City of Los Angeles, State of California, (hereinafter called Buyer);


                              W I T N E S S E T H:


         WHEREAS, the parties hereto entered into an agreement on December 15, 1992, relating to Boeing Model 767-300ER aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

         WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth, to revise the configuration of one (1) February 1996 Aircraft and to exercise the option to purchase one (1) of the option aircraft as set forth in Letter Agreement No. 6-1162-RLL-497 to the Purchase Agreement;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 "The Aircraft" is deleted in its entirety and replaced be the following new Article 1, which reflects the change in configuration of the one (1) February 1996 Aircraft from a GE Aircraft to a KLM Aircraft and the addition of one (1) Pratt and Whitney Aircraft scheduled for delivery in February 1998. Such revised Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Schedule 1 to the Purchase Agreement, entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Schedule 1; reflecting the change in configuration of the one (1) February 1996 aircraft from a GE Aircraft to a KLM Aircraft and the addition of one (1) Pratt and Whitney Aircraft scheduled for delivery in February 1998. Such new Table 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Exhibit A-2 entitled Aircraft Configuration - The KLM Aircraft is revised by deleting page A-2-1 in its entirety and
replaced by a new page A-2-1.   This revision corrects a
typographical error. The revised page A-2-1 which changes the revision level of Boeing Configuration Specification D610330 from Rev. K to Revision N is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Exhibit D, entitled "Airframe and Engine Price Adjustment," is revised by deleting the February 1996 GE Aircraft which will be escalated in accordance with Exhibit D-1 and inserting the new delivery month of February 1998 into the schedule of delivery months set forth in page 2 thereto. A revised page 2 incorporating this month is attached hereto and incorporated into the Purchase Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-497 entitled "Option Aircraft" is revised by deleting in their entirety pages 1 and 3, page 3 of Attachment A and page 2 of Attachment B and substituting new pages numbered accordingly. This revision deletes reference to the February 1998 Option Aircraft. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

6. Upon execution of this Supplemental Agreement advance payments in the amount of $250,000 shall be due for the additional Aircraft. Since Buyer has previously made option deposits of $500,000 per Aircraft, a total of $250,000 shall be returned to Buyer within three business days of execution of this Supplemental Agreement.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                      INTERNATIONAL LEASE
                                        FINANCE CORPORATION


By:  /s/ R. Leo Lyons                   By: /s/ Steven F. Udvar-Hazy
     -------------------                    ------------------------
Its:  Attorney-In-Fact                  Its:  President

                            TABLE OF CONTENTS



                                               Page       SA
                                              Number    Number
                                              ------    ------

ARTICLES
- --------
1.    Subject Matter of Sale . . . . . . . . .   1-1    SA-6

2.    Delivery, Title and Risk of Loss . . . .   2-1

3.    Price of Aircraft. . . . . . . . . . . .   3-1

4.    Taxes. . . . . . . . . . . . . . . . . .   4-1

5.    Payment. . . . . . . . . . . . . . . . .   5-1

6.    Excusable Delay. . . . . . . . . . . . .   6-1

7.    Changes to the Detail Specification. . .   7-1

8.    Federal Aviation Requirements and
      Certificates and Export License. . . . .   8-1

9.    Representatives, Inspection,
      Flights and Test Data. . . . . . . . . .   9-1

10.   Assignment, Resale or Lease. . . . . . .  10-1

11.   Termination for Certain Events . . . . .  11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance. . . . . . . . . . . . . .  12-1

13.   Buyer Furnished Equipment and
      Spare Parts. . . . . . . . . . . . . . .  13-1

14.   Contractual Notices and Requests . . . .  14-1

15.   Miscellaneous. . . . . . . . . . . . . .  15-1


TABLES
- ------

1.    Aircraft Deliveries and Descriptions              SA-6

                         TABLE OF CONTENTS


                                                            SA
                                                          Number
                                                          ------
EXHIBITS

A    Aircraft Configuration . . . . . . . . . . . . . . .

A-2  Aircraft Configuration - The KLM Aircraft. . . . . .   SA-6

A-3  Aircraft Configuration - The Martin
     Air Aircraft . . . . . . . . . . . . . . . . . . . .   SA-4

B    Product Assurance Document . . . . . . . . . . . . .

C    Customer Support Document. . . . . . . . . . . . . .

D    * Airframe and Engines . . . . . . . . . . . . . . .   SA-6

D-1  *. . . . . . . . . . . . . . . . . . . . . . . . . .   SA-4

D-2  Airframe-Engines - The KLM Aircraft. . . . . . . . .   SA-4

D-2  Airframe-Engines - The Martinair
     Aircraft . . . . . . . . . . . . . . . . . . . . . .   SA-4

E    Buyer Furnished Equipment
     Provisions Document. . . . . . . . . . . . . . . . .

F    Defined Terms Document . . . . . . . . . . . . . . .


LETTER AGREEMENTS


*  PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION
   HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
   SECURITIES AND EXCHANGE COMMISSION.

                             TABLE OF CONTENTS


                                                           SA
                                                         Number
                                                         ------

RESTRICTED LETTER AGREEMENTS
- ----------------------------

6-1162-RLL-494         Advance Payments . . . . . . . . . SA-5

6-1162-RLL-497         Option Aircraft. . . . . . . . . . SA-6

6-1162-RLL-1113R1      The ILFC/KLM 767-300ER
                       Transaction. . . . . . . . . . . . SA-4

6-1162-RLL-1118        Additional Miscellaneous Matters . SA-3

6-1162-RLL-1208        * The Martinair Aircraft . . . . . SA-4



*     PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
      BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 1.  Subject Matter of Sale.

        1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of five (5) Boeing Model 767-300ER General Electric powered aircraft (the GE Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-2, as described in Exhibit A, seven (7) Boeing Model 767-300ER KLM Aircraft (The KLM Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-KL, original issue as described in Exhibit A-2, four
(4) Boeing Model 767-300ER Pratt & Whitney powered aircraft (the PW Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-3 as described in Exhibit A-1 and one
(1) Boeing Model 767-300ER manufactured in accordance with Boeing Detail Specification D6T10330-MTH, Revision E, dated February 21, 1992 as described in Exhibit A-3 and as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft may be referred to herein, as the context may require, as "Model 767-300ER Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT". The Aircraft powered by the General Electric engine may also be referred to, as the context may require, as the "GE Aircraft", and the Aircraft powered by the Pratt & Whitney engine may also be referred to, as the "P&W Aircraft."

        1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

        1.3  *

        1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.


*    PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
     BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.

Purchase Agreement No. 1770
Page 1 of 1
                   Table 1 to Purchase Agreement 1770


                  Aircraft Deliveries and Descriptions


                        Model 767-300ER Aircraft


Month/Year     Quantity     Detail                 Base                       Article 3      Article 3.7
   of             of     Specification  Exhibit  Airframe  Special   Engine    Aircraft   Advance Payment
Delivery       Aircraft  No. and Date   No.      Price     Features  Price   Basic Price     Base Price
- ---------      --------  -------------  -------  --------  --------  ------  -----------  ---------------

July 1995      One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

August 1995    One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

November 1995  One (1)   D6T10330-MTH    A-3     $* **     $* **     $* **   $***         $*

January 1996   One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

February 1996  One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

March 1996     One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

April 1996     One (1)   D6T10330ILF-3   A-1     $*        $*        $*      $*           $*

June 1996      One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

July 1996      One (1)   D6T10330ILF-KL  A-2     $*        $*        $* #    $*           $*

February 1997  One (1)   D6T10330ILF-3   A-1     $*        $*        $*      $*           $*

March 1997     One (1)   D6T10330ILF-2   A       $*        $*        $* *    $*           $*

May 1997       One (1)   D6T10330ILF-2   A       $*        $*        $* *    $*           $*

November 1997  One (1)   D6T10330ILF-2   A       $*        $*        $* *    $*           $*

December 1997  One (1)   D6T10330ILF-2   A       $*        $*        $* *    $*           $*

February 1998  One (1)   D6T10330ILF-3   A-1     $*        $*        $*      $*           $*

October 1998   One (1)   D6T10330ILF-2   A       $*        $*        $* *    $*           $*

November 1998  One (1)   D6T10330ILF-3   A-1     $*        $*        $*      $*           $*
*   *
**  *
#   *


*  PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN
   OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
   EXCHANGE COMMISSION.


                            AIRCRAFT CONFIGURATION


                              Dated April 7, 1995

                                   relating to

                         BOEING MODEL 767-000ER AIRCRAFT

                                THE KLM AIRCRAFT


        The Detail Specification is Boeing Detail Specification D6T10330-ILF-KL original issue. Such Detail Specification will be comprised of Boeing Configuration Specification D6T10330 Rev. N dated March 20, 1992 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit D
Page 2

     ICI  =   The three-month arithmetic average of the released
              monthly values for the Industrial Commodities
              Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of
              Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

    In determining the value of L, the ratio of ECI divided by
116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

    In determining the value of M, the ratio of ICI divided by
115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.


Month of Scheduled
Aircraft Delivery as     Quantity      Months to be Utilized
Set Forth in Article        of         in Determining the
2.1 of this Agreement    Aircraft      Value of ECI and ICI
- ---------------------    --------      ---------------------

July 1995                One (1)       Dec. 1994,Jan.,Feb.  1995
August 1995              One (1)       Jan., Feb., March    1995
November 1995            One (1)       Apr., May, June      1995

January 1996             One (1)       June, July, Aug.     1995
March 1996               One (1)       Aug., Sept., Oct.    1995
April 1996               One (1)       Sept., Oct., Nov.    1995
June 1996                One (1)       Nov., Dec.1995,Jan.  1996
July 1996                One (1)       Dec. 1995,Jan.,Feb.  1996

February 1997            One (1)       July, Aug., Sept.    1996
March 1997               One (1)       Aug., Sept., Oct.    1996
May 1997                 One (1)       Oct., Nov., Dec.     1996
November 1997            One (1)       Apr., May, June      1997
December 1997            One (1)       May, June, July      1997

February 1998            One (1)       July, Aug., Sept.    1997
October 1998             One (1)       Mar., Apr., May      1998
November 1998            One (1)       Apr., May, June      1998


2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and

                      BOEING COMMERCIAL AIRPLANE GROUP
                      P.O. Box 3707
                      Seattle, WA 98124-2207


6-1162-RLL-497


      International Lease Finance Corporation
      1999 Avenue of the Stars, 39th Floor
      Los Angeles, California 90211

      Subject: Letter Agreement No. 6-1162-RLL-497 to
               Purchase Agreement No. 1770-
               Option Aircraft

BOEING
      Gentlemen:

      This Letter Agreement amends Purchase Agreement
      No. 1770 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International
      Lease Finance Corporation (Buyer) relating to Model
      767-300ER aircraft (Aircraft).

      All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

      In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell eight (8) additional Model 767-300ER aircraft as described in paragraph 1 of Attachment A hereto (Option
      Aircraft) to Buyer, subject to the terms and conditions set forth below.

      1.  Delivery.

          1.1 The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

          Month and Year               Number of
          of Delivery                  Option Aircraft
          --------------               ---------------
          March 1998                   One  (1)
          April 1998                   One  (1)
          May 1998                     One  (1)
          February 1999                One  (1)
          March 1999                   One  (1)
          April 1999                   One  (1)
          May 1999                     One  (1)
          October 1999                 One  (1)

International Lease Finance Corporation
6-1162-RLL-497/767                                  Page 3

         Month and Year        Advance Payment Base
         of Delivery           Price Per Option Aircraft
         --------------        -------------------------
                               PW Option       GE Option
                               Aircraft        Aircraft
                               ---------       ---------
          March 1998           $*              $*
          April 1998           $*              $*
          May 1998             $*              $*
          February 1999        $*              $*
          March 1999           $*              $*
          April 199            $*              $*
          May 1999             $*              $*
          October 1999         $*              $*

        2.4 The Option Aircraft purchase price shall be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's airframe escalation provisions and the engine manufacturer's escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

3.  Option Aircraft Payment.

       3.1 In consideration of the granting of the option as set forth herein, Buyer will pay a deposit to Boeing of $* for each Option Aircraft (Deposit). Such deposit will be made in two payments at $* for each Option Aircraft; the first payment to be made on or before the date Boeing and Buyer enter into a definitive agreement to purchase the aircraft; and the second to be paid on or before January 15, 1993. In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft shall be refunded to Buyer, without interest, if the parties do not enter into a definitive purchase agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 4 and 5.2 herein.

*  PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS
   BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
   SECURITIES AND EXCHANGE COMMISSION.

Attachment A to
6-1162-RLL-497/767
Page 3

2.  Price Description

    2.1  Price Elements Per Aircraft

                       1                2           3                 4                 5

                                                  A/C BASIC  ESTIMATED ESCALATION   ADV. PMT.
AIRCRAFT       AIRFRAME & SPECIAL                 PRICE               ON            BASE PRICE
DELIVERY       FEATURES PRICE       ENGINE PRICE  ELEMENTS   ELEMENT     ELEMENT    (ELEMENTS)
MO. & YR.      (*)                  (*)           1 & 2       1            2        3 + 4 + 5
- --------       -------------------  ------------  ---------  --------------------   ----------

PW Aircraft
- -----------

MARCH 1998     $*                   $*            $*         $*           $*        $*
APRIL 1998     $*                   $*            $*         $*           $*        $*
MAY 1998       $*                   $*            $*         $*           $*        $*
FEBRUARY 1999                                                                       $*
MARCH 1999                                                                          $*
APRIL 1999                                                                          $*
MAY 1999                                                                            $*
OCTOBER 1999                                                                        $*

GE Aircraft                         (*)
- ----------

MARCH 1998     $*                   $* *          $*         $*           $*        $*
APRIL 1998     $*                   $* *          $*         $*           $*        $*
MAY 1998       $*                   $* *          $*         $*           $*        $*
FEBRUARY 1999                                                                       $*
MARCH 1999                                                                          $*
APRIL 1999                                                                          $*
MAY 1999                                                                            $*
OCTOBER 1999                                                                        $*

_______
* *

*  PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED
   AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Attachment B to
6-1162-RLL-497/767
Page 2

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Option Aircraft.

        In determining the value of L, the ratio of ECI divided by 116.2 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

        In determining the value of M, the ratio of ICI divided by 115.9 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.


Month of Scheduled Option     Quantity
Aircraft Delivery as set         of          Months to be Utilized
 Forth in Paragraph 1         Option           in Determining the
     of the Proposal          Aircraft       Value of ECI and ICI
- -------------------------     ---------      ----------------------

March 1998                    One  (1)        Aug., Sept., Oct. 1997
April 1998                    One  (1)        Sept., Oct., Nov. 1997
May 1998                      One  (1)        Oct., Nov., Dec.  1997

(c) In addition, it is understood that at the time of delivery of each of the Option Aircraft to Buyer, Boeing may be unable to determine the precise Airframe Price Adjustment for such Option
Aircraft because the applicable values to be used to determine the ECI and ICI may not be released by the Bureau of Labor
Statistics.  Accordingly, the parties agree as follows:

    (i) The Airframe Price Adjustment, to be used at the time of delivery of each of the Option Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to scheduled month of Option Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the